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                                                                 Exhibit 10.5(c)

                        AIR PRODUCTS AND CHEMICALS, INC.

                           SUPPLEMENTARY SAVINGS PLAN

                                 AMENDMENT NO. 4
                                     to the
                                 TRUST AGREEMENT


         This Amendment No. 4 is made and entered into as of the 1st day of May, 1997, by and between Air Products and Chemicals, Inc. (the "Company") and PNC Bank, N.A. (previously Provident National Bank) (the "Trustee"). Capitalized terms not defined herein are defined in Article V of the Trust Agreement as such term is defined below.

         WHEREAS, the Company and the Trustee entered into a Trust Agreement dated October 31, 1989 and, with the consent of the Participant Representatives, entered into Amendment Nos. 1, 2 and 3 to the Trust Agreement as of April 25, 1991, April 30, 1993 and May 1, 1995 (such Trust Agreement as so amended being referred to herein as the "Trust Agreement"), which Amendment Nos. 1, 2 and 3 reflected, among other things, the delivery to the Trustee of amendments to the Letter of Credit extending the term and changing the amount of the Letter of Credit;

         WHEREAS, in view of the fact that the Letter of Credit will expire on May 18, 1997, the Company and the Trustee have determined to amend again, with the consent of the Participant Representatives, Subsection 1.01(a) of the Trust Agreement to reflect the delivery to the Trustee of an amendment to the Letter of Credit currently held by the Trustee;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:
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         The first paragraph of Section 1.01(a) of the Trust Agreement shall be amended to read in its entirety as follows:

                  Initial Establishment of the Trust and Funding of Trust
         Amount. The Company has established with the Trustee a trust (the "Trust") consisting of such sums of money and/or assets as from time to time shall be paid or delivered to the Trustee (less such amounts distributed from the Trust pursuant to Sections 2.02, 2.03, 2.05 and
         4.02 hereof or otherwise pursuant to the terms of this Trust
         Agreement), in whatever form held or invested as provided herein (the "Trust Fund"). The Company, concurrently with the establishment of the Trust, delivered to the Trustee to be held in the Trust $100.00 in cash and a "Letter of Credit", as defined in Article V hereof, in the amount of four million dollars ($4,000,000.00). The Company delivered to the Trustee amendments dated April 18, 1991 and April 25, 1991 to the
         Letter of Credit, which respectively extended the term of the Letter of Credit and increased the amount of the Letter of Credit to four million five hundred thousand dollars ($4,500,000.00). The Company subsequently delivered to the Trustee an amendment to the Letter of Credit dated April 30, 1993 which, among other things, extended the term of the Letter of Credit and increased the amount of the Letter of Credit to six million dollars ($6,000,000.00); an amendment to the Letter of Credit dated May 1, 1995 which, among other things, extended the term of the Letter of Credit and changed the amount of the Letter of Credit to five million seven hundred and fifty thousand dollars ($5,750,000.00); and an amendment to the Letter of Credit dated May 1, 1996 which increased the amount of the Letter of Credit to six million two hundred and fifty thousand dollars ($6,250,000.00). The Company has delivered to the Trustee an amendment to the Letter of
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         Credit dated May 1, 1997 which, among other things, extends the term of the Letter of Credit and changes the amount of the Letter of Credit to six million dollars ($6,000,000.00) during the extended term thereof (the "Trust Amount"). It is further contemplated that the Company may deliver another amendment to the Letter of Credit which would increase the amount of the Letter of Credit to six million five hundred thousand dollars ($6,500,000.00) during the second year of the extended term thereof (the "Trust Amount" if and when so increased).

         IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 4 TO THE TRUST AGREEMENT as of the date set forth above.


                                        AIR PRODUCTS AND CHEMICALS, INC.


Attest:
                                        By: /s/ J. P. McAndrew
                                            ------------------------------------
                                            J. P. McAndrew
                                            Vice President - Human Resources


/s/ Karen G. Wright
------------------------------
     Assistant Secretary


                                        PNC BANK, N.A.


Attest:
                                        By: /s/ Peter M. Van Dine
                                            ------------------------------------
                                            Peter M. Van Dine
                                            Vice President

/s/ Ralph H. Hood
------------------------------
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         IN WITNESS WHEREOF, the undersigned Participant Representatives, effective as of the 1st day of May, 1997, have executed this Amendment No. 4 to the Trust Agreement in evidence of their consent to the amendments made thereto which are set forth above.



                                             /s/ J. H. Agger
                                             -----------------------------------
                                             J. H. Agger
                                             Participant Representative



                                             /s/ L. J. Daley
                                             -----------------------------------
                                             L. J. Daley
                                             Participant Representative



                                             /s/ A. H. Kaplan
                                             -----------------------------------
                                             A. H. Kaplan
                                             Participant Representative



                                             /s/ J. P. McAndrew
                                             -----------------------------------
                                             J. P. McAndrew
                                             Participant Representative